UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

On March 6, 2018, Duke Energy Corporation (the “Company”) entered into separate forward sale agreements relating to 18,500,000 shares of the Company’s common stock, par value $0.001 per share (or 21,275,000 shares of the Company’s common stock if the underwriters exercise their option to purchase additional shares of common stock in full, solely to cover any over-allotments), documented under individual confirmations subject to separate master agreements and incorporating certain other terms (collectively, the “Original Forward Sale Agreements”) with each of Credit Suisse Capital LLC and JPMorgan Chase Bank, National Association, London Branch, acting in their capacity as forward purchasers (in such capacities, the “Forward Purchasers”).  On March 7, 2018, the underwriters exercised in full their over-allotment option to purchase an additional 2,775,000 shares of the Company’s common stock.  In connection therewith, the Company and the Forward Purchasers entered into separate additional forward sale agreements relating to such number of shares, documented under individual confirmations subject to separate master agreements and incorporating certain other terms (together, the “Additional Forward Sale Agreements”).

In connection with the Original Forward Sale Agreements and the Additional Forward Sale Agreements (each, a “Forward Sale Agreement”), the Company entered into an Underwriting Agreement on March 6, 2018 (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, Credit Suisse Capital LLC and J.P. Morgan Securities LLC, acting in their capacity as forward sellers (in such capacities, the “Forward Sellers”), and the Forward Purchasers, pursuant to which the Forward Sellers sold to the underwriters an aggregate of 21,275,000 shares.  Also in connection with the Forward Sale Agreements, the Forward Sellers borrowed 21,275,000 shares of the Company’s common stock from third parties.

Upon physical settlement of each Forward Sale Agreement, the Company will receive from the relevant Forward Purchaser an amount equal to the net proceeds of corresponding borrowed shares of common stock sold pursuant to the Underwriting Agreement, subject to certain adjustments pursuant to such Forward Sale Agreement.  The Company will receive such amount at a forward sale price that initially will be $74.0720 per share (which is the per share proceeds, before expenses, to the Company) but that will be subject to certain adjustments pursuant to such Forward Sale Agreement.

The Company expects each Forward Sale Agreement to settle on or prior to December 31, 2018.  The Company may, subject to certain conditions, elect to accelerate the settlement of all or a portion of the number of shares of common stock underlying such Forward Sale Agreement and the relevant Forward Purchaser may accelerate settlement of its Forward Sale Agreement upon the occurrence of certain events.

On a settlement date, if the Company decides to physically settle a Forward Sale Agreement, the Company will issue and deliver shares of common stock to the relevant Forward Purchaser under its Forward Sale Agreement at the then-applicable forward sale price.  Each Forward Sale Agreement provides that the forward sale price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate, less a spread, and will be decreased on certain dates by amounts related to expected dividends on shares of the Company’s common stock during the term of such Forward Sale Agreement.  If the overnight bank funding rate is less than the spread for any day, the interest rate factor will result in a reduction of the forward sale price for such day.

Except under circumstances described in each Forward Sale Agreement, the Company has the right to elect physical, cash or net share settlement under such Forward Sale Agreement.  Although the Company expects to settle the Forward Sale Agreements entirely by the full physical delivery of shares of the Company’s common stock to the Forward Purchasers in exchange for cash proceeds, the Company may, subject to certain conditions, elect cash settlement or net share settlement for all or a portion of its obligations under each Forward Sale Agreement if it concludes that doing so is in the best interest of the Company.  In the event the Company elects to cash settle or net share settle a Forward Sale Agreement, the settlement amount generally will be related to (1)(a) the weighted average price per share at which the relevant Forward Purchaser or its affiliate purchases shares of the Company’s common stock on each exchange business day during the unwind period for such settlement under such Forward Sale Agreement minus (b) the forward sale price; multiplied by (2) the number of shares of the Company’s common stock underlying such Forward Sale Agreement and subject to such cash settlement or net share settlement.  If this settlement amount is a negative number, the relevant Forward Purchaser will pay the Company the absolute value of that amount (in the case of cash settlement) or deliver to the Company a number of shares of the Company’s common stock having a value equal to the absolute value of such amount (in the case of net share settlement). If this settlement amount is a positive number, the Company will pay the relevant Forward Purchaser that amount (in the case of cash settlement) or deliver to such Forward Purchaser a number of shares of the Company’s common stock having a value equal to such amount (in the case of net share settlement). In connection with any cash settlement or net share settlement, the Company would expect each Forward Purchaser or its affiliate to purchase shares of the Company’s common stock in secondary market transactions for delivery to third-party stock lenders in order to close out its, or its affiliate’s, hedge position in respect of the relevant Forward Sale Agreement.

Each Forward Purchaser will have the right to accelerate its Forward Sale Agreement (with respect to all or any portion of the transaction under such Forward Sale Agreement that such Forward Purchaser determines is affected) and require the Company to settle on a date specified by such Forward Purchaser if: (1) such Forward Purchaser is unable, after using commercially reasonable efforts, to borrow (or maintain a borrowing of) sufficient shares of the Company’s common stock to hedge its position under its Forward Sale Agreement at a rate equal to or less than an agreed maximum stock loan rate; (2) such Forward Purchaser determines that it has an excess Section 13 ownership position or an excess regulatory ownership position (as such terms are defined in such Forward Sale Agreement) with respect to certain ownership restrictions and related filing requirements under federal securities laws, Delaware corporate laws or other applicable laws and regulations, as applicable; (3) the Company declares a dividend or distribution on the shares of its common stock that constitutes an extraordinary dividend (as defined in such Forward Sale Agreement); (4) there occurs a public announcement of an event or transaction that, if consummated, would result in a merger event, tender offer, nationalization, delisting or change in law (in each case, as determined pursuant to the terms of such Forward Sale Agreement); or (5) certain other events of default, termination events or other specified events occur, including, among other things, any material misrepresentation made by the Company in connection with entering into such Forward Sale Agreement, certain bankruptcy events (excluding certain insolvency filings by the Company or an appropriate authority or consented to by the Company) or a market disruption event during a specified period that lasts for more than eight scheduled trading days (in each case, as determined pursuant to the terms of such Forward Sale Agreement). Each Forward Purchaser’s decision to exercise its right to accelerate the settlement of its Forward Sale Agreement will be made irrespective of the Company’s interests, including the Company’s need for capital. In any such case, the Company could be required to issue and deliver shares of the Company’s common stock under the physical settlement provisions of such Forward Sale Agreement, irrespective of the Company’s capital needs, which would result in dilution to the Company’s earnings per share, return on equity and dividends per share. In addition, upon certain insolvency filings relating to the Company, each Forward Sale Agreement will automatically terminate without further liability of either party. Following any such termination, the Company would not issue any shares of the Company’s common stock or receive any proceeds pursuant to such Forward Sale Agreement.

The description of the Forward Sale Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Forward Sale Agreements, which are filed as Exhibits 10.1, 10.2,10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 8.01.  Other Events.

On March 6, 2018, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, Credit Suisse Capital LLC and J.P. Morgan Securities LLC, acting in their capacity as forward sellers, and Credit Suisse Capital LLC and JPMorgan Chase Bank, National Association, London Branch, acting in their capacity as forward purchasers, relating to the registered public offering and sale by the forward sellers of 18,500,000 shares of the Company’s common stock, par value $0.001 per share.  On March 7, 2018, the underwriters exercised in full their over-allotment option to purchase an additional 2,775,000 shares of the Company’s common stock pursuant to the Underwriting Agreement.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Underwriting Agreement, which is filed as Exhibit 99.1 and incorporated herein by reference.

Also, in connection with the issuance and sale of the shares of common stock, the Company is filing a legal opinion regarding the validity of the shares of common stock as Exhibit 5.1 for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-213765.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

Exhibit 5.1	Opinion regarding validity of the shares of Common Stock

Exhibit 10.1	Confirmation of Forward Sale Transaction, dated March 6, 2018, between the Company and Credit Suisse Securities (USA) LLC, acting as agent for Credit Suisse Capital LLC

Exhibit 10.2	Confirmation of Forward Sale Transaction, dated March 6, 2018, between the Company and JPMorgan Chase Bank, National Association, London Branch

Exhibit 10.3	Additional Confirmation of Forward Sale Transaction, dated March 7, 2018, between the Company and Credit Suisse Securities (USA) LLC, acting as agent for Credit Suisse Capital LLC

Exhibit 10.4	Additional Confirmation of Forward Sale Transaction, dated March 7, 2018, between the Company and JPMorgan Chase Bank, National Association, London Branch

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated March 6, 2018, among the Company, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, Credit Suisse Capital LLC and J.P. Morgan Securities LLC, acting in their capacity as forward sellers, and Credit Suisse Capital LLC and JPMorgan Chase Bank, National Association, London Branch, acting in their capacity as forward purchasers

Information Regarding Forward-Looking Statements

This current report includes forward-looking statements. Duke Energy Corporation based these forward-looking statements on its current expectations about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties included in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 10-Q and 8-K filed with the SEC, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time.

EXHIBIT INDEX

Exhibit	Description

Exhibit 5.1	Opinion regarding validity of the shares of Common Stock

Exhibit 10.1	Confirmation of Forward Sale Transaction, dated March 6, 2018, between the Company and Credit Suisse Securities (USA) LLC, acting as agent for Credit Suisse Capital LLC

Exhibit 10.2	Confirmation of Forward Sale Transaction, dated March 6, 2018, between the Company and JPMorgan Chase Bank, National Association, London Branch

Exhibit 10.3	Additional Confirmation of Forward Sale Transaction, dated March 7, 2018, between the Company and Credit Suisse Securities (USA) LLC, acting as agent for Credit Suisse Capital LLC

Exhibit 10.4	Additional Confirmation of Forward Sale Transaction, dated March 7, 2018, between the Company and JPMorgan Chase Bank, National Association, London Branch

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated March 6, 2018, among the Company, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, Credit Suisse Capital LLC and J.P. Morgan Securities LLC, acting in their capacity as forward sellers, and Credit Suisse Capital LLC and JPMorgan Chase Bank, National Association, London Branch, acting in their capacity as forward purchasers

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 9, 2018

	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary